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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                           May 14, 2002 (May 14, 2003)



                          Mission Resources Corporation
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     000-09498                 76-0437769
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)



                                   1331 Lamar
                                   Suite 1455
                            Houston, Texas 77010-3039
              (Address and Zip Code of Principal Executive Offices)



                                 (713) 495-3000
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of business acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          99.1   Press Release

Item 9. Regulation FD Disclosure

     In accordance with Securities and Exchange Commission Release Nos. 33-8216 and 34-47583, the following information, which is intended to be furnished under
Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 14, 2003, Mission Resources Corporation issued a press release announcing financial results for its first fiscal quarter ended March 31, 2003. A copy of the press release announcing the results is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MISSION RESOURCES CORPORATION


Date: May 14, 2003                     By:    /s/ Richard W. Piacenti
                                       Name:  Richard W. Piacenti
                                       Title: Executive Vice President and Chief
                                       Financial Officer